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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549-1004



                                      FORM 8-K



                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported)    August 28, 1998
                                                     -------------------



                         Commission file number 0-23789
                                                -------



                            FLOUR CITY INTERNATIONAL, INC.
                            ------------------------------
                (Exact name of registrant as specified in its charter)




          Nevada                                      62-1709152
------------------------                ------------------------------------
(State of Incorporation)                (I.R.S. Employer Identification No.)

                915 Riverview Drive, Suite One, Johnson City, TN 37620
                ------------------------------------------------------
                  (Address of principal executive offices, zip code)

                                    (423) 928-2724
                                    --------------
                 (Registrant's telephone number, including area code)


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Item 5.       Other Events

On August 28, 1998, the Registrant entered into an agreement with Mr. Robert O. Bruce to serve as Chief Financial Officer and Treasurer of the Registrant. A copy of the employment agreement is attached hereto as Exhibit 10 and is incorporated herein. On September 4, 1998, the Registrant issued a press release concerning the appointment of Mr. Robert O. Bruce as Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

            Exhibit No.

               10. Employment Agreement By and Among Flour City International, Inc., Flour City Architectural Metals, Inc. and Robert O. Bruce.

               99. Press release concerning the appointment of Mr. Robert O. Bruce as Chief Financial Officer and Treasurer.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FLOUR CITY INTERNATIONAL, INC.



   /s/
-------------------------
Robert O. Bruce
Chief Financial Officer



Date:  September 4, 1998


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                                   EXHIBIT INDEX


Exhibit Number                Exhibit Contents
--------------                ----------------
10                  Employment Agreement By and Among Flour City International,
                    Inc., Flour City Architectural Metals, Inc. and Robert O.
                    Bruce.

99                  Press release concerning the appointment of Mr. Robert O.
                    Bruce as Chief Financial Officer and Treasurer


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